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                                                                    Exhibit 23.2


               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

         As independent certified public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated August 3, 1998, included in H.T.E., Inc.'s Current Report on Form 8-K filed on August 19, 1998, and to all references to our Firm included in this Registration Statement.


Orlando, Florida,
October 26, 1998

                                            /s/  Arthur Andersen LLP